Eaton Vance Growth Fund

                            Supplement to Prospectus
                                     dated
                                 January 1, 2000


1.   The following replaces the first paragraph under "Fund Summary":

     Investment Objective and Principal Strategies. The Fund's investment objective is to achieve capital growth. A secondary consideration is investment income. The Fund invests primarily in common stocks of U.S. growth companies. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its net assets in foreign companies. The Fund currently invests its assets in Growth Portfolio (the "Portfolio"), a separate registered investment company with the same objective and policies as the Fund.

2. The following replaces the second and third paragraphs under "Investment Objective & Principal Policies and Risks":

     The Portfolio invests in a carefully selected and continuously managed portfolio consisting primarily of common stocks of U.S. companies that are expected to grow at a rate that exceeds that of the overall U.S. economy. The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager may draw upon the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, the mix of securities held by the Portfolio and, secondarily, long-term dividend prospects). Many of these considerations are subjective. The Portfolio normally invests in a variety of industries, which reduces risk.

     The Portfolio may invest up to 25% of assets in securities of foreign companies. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. These risks can be more significant for companies in less developed countries. As an alternative to holding foreign stocks directly, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 25% limitation stated above.

3. The following replaces the third paragraph under "Management and Organization":

     Arieh Coll is now the portfolio manager of Growth Portfolio. Mr. Coll is a Vice President of Eaton Vance and Boston Management & Research. He joined Eaton Vance in January 2000. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager and investment analyst.

4. The following is added to the second paragraph of "Reducing or Eliminating Sales Charges" under "Sales Charges":

     Class A shares are sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales of 0.50% of the amount invested.






FEBRUARY 1, 2000                                                       GFPS